UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A INFORMATION

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Your Vote Counts! THE GEO GROUP, INC. 4955 TECHNOLOGY WAY BOCA RATON, FLORIDA 33431 THE GEO GROUP, INC. 2025 Annual Meeting Vote by 11:59 PM EDT on April 28, 2025 for shares held directly or by a broker or nominee or by 11:59 PM EDT on April 24, 2025 for shares held in The GEO Group, Inc. 401(k) Plan V61607-P26089 You invested in THE GEO GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 29, 2025 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/GEO2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Thomas C. Bartzokis For 1b. Jack Brewer For 1c. Donna Arduin Kauranen For 1d. Scott M. Kernan For 1e. Lindsay L. Koren For 1f. Julie Myers Wood For 1g. George C. Zoley For 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the For 2025 fiscal year. 3. Advisory vote to approve named executive officer compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V61608-P26089